UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 3, 2026
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Matrix Service Company
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15461	73-1352174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
15333 JFK Blvd., Ste 400 Houston, Texas 77032
(Address of principal executive offices and zip code)
(281) 458-8781
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MTRX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On November 3, 2026, Matrix Service Company (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). Set forth below are the matters acted upon by the stockholders at the Annual Meeting, and the final voting results of each such proposal.
Proposal One - Election of Directors
The nominees for election to the Board of Directors were elected to serve for a term expiring at the 2027 Annual Meeting of Stockholders or until their successors shall be duly elected and qualified. The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Jose L. Bustamante	17,909,597	637,546	1,851	4,481,262
Martha Z. Carnes	18,292,620	254,372	2,002	4,481,262
John D. Chandler	18,490,389	56,754	1,851	4,481,262
Carlin G. Conner	18,399,790	147,355	1,849	4,481,262
Liane K. Hinrichs	17,741,991	805,458	1,545	4,481,262
James H. Miller	18,364,862	182,131	2,001	4,481,262
Shawn P. Payne	18,503,685	43,473	1,836	4,481,262
Proposal Two - Ratification of Selection of Independent Registered Public Accounting Firm
The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2027 was approved. The results of the vote were as follows:

For	22,440,249
Against	584,076
Abstentions	5,931
Proposal Three - Advisory Vote to Approve Named Executive Officer Compensation
The stockholders voted to approve, on an advisory basis, named executive officer compensation. The results were as follows:

For	17,627,589
Against	794,780
Abstentions	126,625
Broker non votes	4,481,262

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: November 3, 2026	By:	/s/ Andrew J. Smith

Andrew J. Smith
Chief Financial Officer
(Duly Authorized Officer and Principal Accounting Officer)